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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------

                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number 1-9601


     Date of Report (date of earliest event reported): December 1, 2005


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


                DELAWARE                               43-0618919
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                             63144
(Address of principal executive offices)               (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       / / Written communications pursuant to Rule 425 under the Securities
           Act.
       / / Soliciting material pursuant to Rule 14a-12 under the Exchange
           Act.
       / / Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act.
       / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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                          SECTION 7 - REGULATION FD

ITEM 7.01    REGULATION FD DISCLOSURE.

             Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing that the Company has entered into a long-term licensing agreement with Gedeon Richter Ltd. to market Clindesse(TM) in eighteen Eastern European countries. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.

ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS.

             (c) The following exhibit is furnished as part of this report:

             Exhibit Number                     Description
             --------------                     -----------

                   99 Press Release dated December 1, 2005, issued by K-V Pharmaceutical Company


                                   *  *  *


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                                 SIGNATURES


             Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 2, 2005

                                 K-V PHARMACEUTICAL COMPANY



                                 By: /s/ Richard H. Chibnall
                                    -----------------------------
                                    Richard H. Chibnall
                                    Vice President, Finance

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